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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 15, 2000 included in Cyberonics, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this registration statement.




ARTHUR ANDERSEN LLP


Houston, Texas
February 16, 2001